UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

November 15, 2023

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.
001-06986	PUBLIC SERVICE COMPANY OF NEW MEXICO	85-0019030
(A New Mexico Corporation)
414 Silver Avenue SW
Albuquerque, New Mexico 87102
(505) 241-2700

333-274433-01	PNM ENRGY TRANSITION BOND COMPANY I, LLC	93-3095291
(A Delaware limited liability company)
c/o Public Service Company of New Mexico
414 Silver Avenue SW
Albuquerque, New Mexico 87102

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

On November 15, 2023, PNM Energy Transition Bond Company I, LLC (the “Issuing Entity”) issued $343,200,000 aggregate principal amount of Senior Secured Energy Transition Bonds, Series A (the “Bonds”), pursuant to an Indenture and Series Supplement, each dated November 15, 2023. The Bonds were offered pursuant to a prospectus dated November 7, 2023. In connection with the issuance of the Bonds, Public Service Company of New Mexico and the Issuing Entity entered into the other agreements listed below in Item 9.01, which are attached hereto as exhibits and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

4.1	Indenture, dated November 15, 2023, between PNM Energy Transition Bond Company I, LLC and the Indenture Trustee (including a form of the Bonds)

4.2	Series Supplement, dated November 15, 2023, between PNM Energy Transition Bond Company I, LLC and the Indenture Trustee

5.1	Opinion of Troutman Pepper Hamilton Sanders LLP with respect to legality

8.1	Opinion of Troutman Pepper Hamilton Sanders LLP with respect to federal tax matters

10.1	Energy Transition Property Purchase and Sale Agreement, dated November 15, 2023, by and between Public Service Company of New Mexico and PNM Energy Transition Bond Company I, LLC

10.2	Energy Transition Property Servicing Agreement, dated November 15, 2023, by and between Public Service Company of New Mexico and PNM Energy Transition Bond Company I, LLC

10.3	Administrative Agreement, dated November 15, 2023, by and between Public Service Company of New Mexico and PNM Energy Transition Bond Company I, LLC

23.1	Consent of Troutman Pepper Hamilton Sanders LLP (included as part of its opinions filed as Exhibit 5.1, 8.1 and 99.1)

23.2	Consent of Miller Stratvert P.A. (included as part of its opinion filed as Exhibit 99.2)

99.1	Opinion of Troutman Pepper Hamilton Sanders LLP with respect to U.S. constitutional matters

99.2	Opinion of Miller Stratvert P.A. with respect to New Mexico constitutional matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC SERVICE COMPANY OF NEW MEXICO

Date: November 15, 2023	/s/ Henry E. Monroy
Henry E. Monroy, Vice President, Regulatory and Corporate Controller

PNM ENERGY TRANSITION BOND COMPANY I, LLC

Date: November 15, 2023	/s/ Henry E. Monroy
Henry E. Monroy, Vice President and Secretary